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                         VANGUARD MORGAN(TM) GROWTH FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 21, 2000

John J. Nagorniak, CFA, former CEO of Franklin Portfolio Associates, LLC, has retired from the firm. Franklin Portfolio Associates currently serves as sole adviser to the Growth and Income Fund, and as one of three advisers to the Morgan Growth Fund. While Mr. Nagorniak no longer serves as a Fund Manager, John
S. Cone, President of Franklin Portfolio Associates, continues to serve as a Fund Manager to both Funds.
     Notwithstanding this change, the investment philosophy, practices, and strategies of Franklin Portfolio Associates remain the same.

(C)2000 The Vanguard Group, Inc. All rights reserved.               PS26N 082000
Vanguard Marketing Corporation, Distributor.